UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2008
WALGREEN CO.
(Exact name of registrant as specified in its charter)

Illinois	1-604	36-1924025

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Wilmot Road, Deerfield, Illinois	60015

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (847) 914-2500
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On July 17, 2008, Walgreen Co. (the “Company”) completed the sale of $1,300,000,000 aggregate principal amount of 4.875% notes due 2013 (the “Notes”). The sale of the Notes was made pursuant to the Company’s Registration Statement on Form S-3 (No. 333-152315) and the Prospectus included therein (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission on July 14, 2008, and the Prospectus Supplement relating thereto dated July 14, 2008, and filed with the Commission on July 16, 2008. The Notes were issued under an Indenture dated as of July 17, 2008 between the Company and Wells Fargo Bank, National Association, as Trustee, in the form attached to the Registration Statement as Exhibit 4.3. The form of Note is filed herewith as Exhibit 4.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
This Current Report is being filed in connection with the offer and sale of the Notes and to file with the Securities and Exchange Commission the documents and instruments attached hereto as exhibits.
     (d) Exhibits

Exhibit
Number	Description

1.1	Underwriting Agreement dated July 14, 2008, by and among the Company and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

4.1	Form of 4.875% Note due 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.
Date: July 17, 2008	By:	/s/ Wade D. Miquelon
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

S-1

INDEX TO EXHIBITS

Exhibit
Number	Description

1.1	Underwriting Agreement dated July 14, 2008, by and among the Company and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

4.1	Form of 4.875% Note due 2013.

E-1